EXHIBIT 10(i)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

ZEBALLOS MINING COMPANY

         We hereby consent to the use of our report dated May 25, 1999, in the registration statement of Zeballos Mining Company filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.

                                                 /s/ L. REX ANDERSEN

                                                ANDERSEN ANDERSEN & STRONG, L.C.

Salt Lake City, Utah
May 25, 1999


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